CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)
Monday March 30 , 2020



Access-Power, Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417

or

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

There was an error in the last attachment, so below is our MERGER
AGREEMENT:


Access-Power & Co., Inc.
PO BOX 598
Grand Haven, MI  49417

March 29, 2020

616-312-5390
pjensen@myaccess-power.com
sbontemps@myaccess-power.com

Merger Agreement

Pursuant to 2019 FLORIDA STATUTE 607.1101, our
MERGER AGREEMENT between Access-Power & Co.,
Inc., a Florida Corporation and the international company
Access-Power LLP. Patrick J Jensen will cancel 10,000,000 of his shares back to the ACCR Treasury, and all of his remaining shares will remain RESTRICTED during this merger process.

This merger will place Access-Power LLP under the Florida State Senate Laws of 2019 found here:

https://www.flsenate.gov/Laws/Statutes/2019?chapter=
607

Access-Power & Co., Inc. OTC Ticker Symbol ACCR will
 merge and become the US Parent Holding Company with the intent to acquire 100% of all the assets of Access-Power
LLP. The parent US holding Company will continue to report to the US Securities Exchange Commission and continue to trade under the ticker symbol ACCR.

 If you have any questions, please feel free to contact us directly at 616.312.5390.

With all the best intentions, and with all seriousness,

Sincerely yours,

Patrick J Jensen		Stephane Bontemps

Patrick J Jensen		Stephane Bontemps
Director			Co-Founder / Director
Access-Power & Co., Inc.	Access-Power MEA /
			Access-Power & Co., Inc.


Just some more info on our new CEO:

"Stephane Bontemps
is specialized in the development of large scale power and water infrastructure projects both greenfield and acquisitions transactions. For the last 20 years, Stephane has successfully contributed to the closing of a large number of transactions within three major international organizations.

Stephane has been involved in the origination, valuation, structuring and negotiation of over 20 billion USD of investment projects across the world.

Stephane has both a technical and finance background, including project finance and M&A experience. He is capable of originating, structuring and negotiating large scale deals with world class customers, contractors, lenders and equity holders. Stephane is well networked with the best customers, equity partners, lenders and EPC contractors available in the Energy sector. He can detect, assess, secure and retain the best players fitting the project specific requirements. Stephane can also adequately manage teams of skilled professional and co-ordinate cross disciplines

Specialties: Team leader of high skilled multidisciplinary people
Successful negotiation of large scale investment transactions
Structuring Mergers & Acquisitions
Project Finance"

https://www.linkedin.com/in/stephane-bontemps-3757b05

These are real INTERNATIONAL MERGER DOCUMENTs.

https://www.youtube.com/watch?v=xbhCPt6PZIU

The following should be considered in connection with an evaluation of our business and recent market activities as described above:

There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.

If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment.

Cautionary Language Concerning Forward-Looking Statements

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.

Best,

Patrick J. Jensen
CFO
Access-Power, Inc.
March 30, 2020